Exhibit 4

ARTFEST INTERNATIONAL, INC.
2008 STOCK OPTION PLAN

The 2008 Stock Option Plan is incorporated by reference to the Company’s Form 14A, which was filed with the Securities and Exchange Commission on February 27, 2008.